UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2026

Central Index Key Number of the issuing entity: 0002107796

Wells Fargo Commercial Mortgage Trust 2026-5C8

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001931347

Greystone Commercial Mortgage Capital LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-11	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WFCM 2026-5C8 – 8-K/A

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated February 17, 2026 and filed on February 19, 2026 (the “Form 8-K”), with respect to Wells Fargo Commercial Mortgage Trust 2026-5C8. The purpose of this amendment is to make clerical and other minor revisions to the previously filed Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.9. Accordingly, Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.9 to the Form 8-K are hereby replaced in their entirety by the corrected versions of the agreements attached hereto as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.9. No other changes have been made to the Form 8-K other than the changes described above.

WFCM 2026-5C8 – 8-K/A

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
1.1	Underwriting Agreement, dated as of February 17, 2026, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Goldman Sachs Mortgage Company and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Greystone Commercial Mortgage Capital LLC, Greystone Select Company II LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.9	Pooling and Servicing Agreement, dated as of February 1, 2026, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Deutsche Mortgage & Asset Receiving Corporation, Benchmark 2026-V20 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V20.

WFCM 2026-5C8 – 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By: /s/ Lee Green

Name: Lee Green

Title: Managing Director

Dated: March 5, 2026

WFCM 2026-5C8 – 8-K/A

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 17, 2026, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Goldman Sachs Mortgage Company and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 17, 2026, between Greystone Commercial Mortgage Capital LLC, Greystone Select Company II LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.9	Pooling and Servicing Agreement, dated as of February 1, 2026, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Deutsche Mortgage & Asset Receiving Corporation, Benchmark 2026-V20 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V20.